SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 10, 1996


                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.

           (Exact name of registrants as specified in their charters)


                                    Delaware

         (State or other jurisdictions of incorporation or organization)


   33-53379                                             43-1698481
   33-53379 - 01                                        43-1677595

(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


                   One Liberty Plaza, Liberty, Missouri 64068

          (Address of principal executive offices, including zip code)


                                 (816) 792-1600

              (Registrants' telephone number, including area code)


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ITEM 5.  OTHER EVENTS

      On April 10, 1996 Ferrellgas Partners, L.P. announced that it plans to issue $125 million of Senior Secured Notes due 2006 in a private placement to qualified institutional investors under Rule 144A. Net proceeds of the offering will be contributed by Ferrellgas Partners, L.P. to its operating partnership, Ferrellgas, L.P., and will be used to repay outstanding indebtedness under Ferrellgas, L.P.'s bank credit lines.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

         The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.




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SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FERRELLGAS, L.P.

                                   By:      FERRELLGAS, INC. (General Partner)

                                   By:      /s/ Danley K. Sheldon
                                            ------------------------------------
                                                Danley K. Sheldon
                                                Senior Vice President and Chief
                                                Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)



Date:  April 10, 1996

                                   FERRELLGAS FINANCE CORP.


                                   By:      /s/ Danley K. Sheldon
                                           ------------------------------------
                                                Danley K. Sheldon
                                                Senior Vice President and Chief
                                                Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)



Date:  April 10, 1996



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                                  EXHIBIT INDEX


      Exhibit No.                 Description of Exhibit
         99                       Text  of  press  release  issued  by
                                  Ferrellgas Partners, L.P. on
                                  April 10, 1996